POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of January , 1998




                                Eugene R. McGrath

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of January , 1998




                                Joan S. Freilich

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of January, 1998.




                                Hyman Schoenblum

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of January , 1998




                                E. Virgil Conway

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of January , 1998




                                 Gordon J. Davis

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 24th day of January , 1998




                                  Ruth M. Davis

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 26th day of January , 1998




                                 Ellen V. Futter

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 23rd day of January , 1998




                                 Arthur Hauspurg

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 26th day of January , 1998




                             Sally Hernandez-Pinero

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 24th day of January , 1998




                                 Peter W. Likins

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of January , 1998




                                 Donald K. Ross

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of January , 1998




                               Robert G. Schwartz

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 24th day of January , 1998




                                Richard A. Voell

                                POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum, Robert P. Stelben and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. (the "Company") to sign the Registration Statement on Form S-3, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $2.5 billion aggregate principal amount of unsecured debt obligations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of January , 1998




                                 Stephen R. Volk